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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT



                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): May 15, 2001



                                   APW LTD.
            (Exact name of Registrant as specified in its charter)


         Bermuda                         1-15851                 04-2576375
(State or other jurisdiction        (Commission File          (I.R.S. Employer
     of incorporation)                   Number)             Identification No.)

                                Clarendon House
                                2 Church Street
                                P.O Box HM 666
                            Hamilton HM CX Bermuda


                       N22 W23685 Ridgeview Parkway West
                        Waukesha, Wisconsin  53188-1013

          Mailing address:  P.O. Box 325, Milwaukee, Wisconsin 53201
              (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code:(262) 523-7600


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Item 5.  Other Events.

     As of May 15, 2001, APW Ltd. has renegotiated its credit facility agreements, including its Amendment and Restated Multicurrency Credit Agreement, Accounts Receivable Agreement, and Northern U.K. Facility Agreements (collectively the "Credit Facility Agreements"). A copy of the press release, describing the details of the renegotiations and amendments made to the Credit Facility Agreements, is filed as an exhibit to this report.

     The summaries of the Credit Facility Agreements contained in the press release are qualified by reference to the form of the agreements filed as exhibits to this report.

Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits:

          See Exhibit Index following the Signature page of this report, which is incorporated herein by reference.


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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                        APW LTD.
                                        (Registrant)


Date: May 21, 2001                      By: /s/ Richard D. Carroll
                                            -----------------------------
                                                Richard D. Carroll
                                                Vice President and Chief
                                                Financial Officer
                                                (Duly authorized to sign on
                                                behalf of the Registrant)


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                                   APW LTD.
                              (the "Registrant")
                         (Commission File No. 1-15851)


                                 EXHIBIT INDEX
                                      to
                            FORM 8-K CURRENT REPORT
                        Date of Report: May [   ], 2001


 Exhibit                                                                 Filed
 Number                         Description                             Herewith
--------------------------------------------------------------------------------
4.1             Form of Amended and Restated Multicurrency Credit            X
                Agreementamong APW Ltd., Various Financial
                Institutions, Bank One N.A., Chase Manhattan Bank
                and Bank of America, National Association
--------------------------------------------------------------------------------
4.2             Form of First Amendment to Amended and Restated              X
                Receivables Purchasing Agreement among Applied Power
                Credit corporation, APW North America, Inc, Barton
                Capital Corporation and Societe General
--------------------------------------------------------------------------------
4.3             Form of Warrant and Registration Rights Agreement            X
                (U.S. Banks)
--------------------------------------------------------------------------------
4.4             Form of Warrant and Registration Rights Agreement            X
                (U.K. Banks)
--------------------------------------------------------------------------------
4.5             Form of Reaffirmation of Loan Documents                      X
--------------------------------------------------------------------------------
4.6             Form of Intercreditor Agreement between Barton               X
                Capitol Corporation, Societe General and Bank of
                America, National Association
--------------------------------------------------------------------------------
4.7             Form of Guaranty (U.S. subsidiaries)                         X
--------------------------------------------------------------------------------
4.8             Form of Guaranty (U.K. subsidiaries)                         X
--------------------------------------------------------------------------------
4.9             Form of Debenture (U.S.)                                     X
--------------------------------------------------------------------------------
4.10            Form of Debenture (U.K.)                                     X
--------------------------------------------------------------------------------
4.11            Form of Assignment of Security Interest in United            X
                States Trademarks and Patents among APW Ltd., APW
                North America, Inc. and Bank of America, National
                Association
--------------------------------------------------------------------------------
4.12            Form of Pledge Agreement among APW Ltd., APW North           X
                America, Inc., Rubicon USA Inc. and Bank of
                American, National Association
--------------------------------------------------------------------------------
4.13            Form of Amendment to Pledge Agreement                        X
--------------------------------------------------------------------------------
4.14            Form of Security Agreement among APW Ltd., APW               X
                North America, Inc., APW Holding Denmark APS and
                Bank of America, National Association
--------------------------------------------------------------------------------
4.15            Form of Amendment to Security Agreement                      X
--------------------------------------------------------------------------------
4.16            Form of Intercreditor Agreement by and among Bank of         X
                America, NA, various financial institutions, Bank One, NA and Royal Bank of Scotland, PLC

--------------------------------------------------------------------------------
4.17            Form of Amendment Agreement to the Facility                  X
                Agreement between APW Enclosure Products and
                Systems Limited and The National Westminster Bank
                plc
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--------------------------------------------------------------------------------
4.18            Form of Amendment Agreement to the Facility                  X
                Agreement between APW Electronics Group plc, other
                Borrowers under the Agreement, and The Royal Bank
                of Scotland plc
--------------------------------------------------------------------------------
4.19            Form of Security Agreement by and among APW Ltd.,            X
                APW North America, Inc., APW Holding Denmark APS and The Royal Bank of Scotland plc

--------------------------------------------------------------------------------
4.20            Form of Royal Bank of Scotland Guaranty                      X

--------------------------------------------------------------------------------
4.21            Form of Assignment of Security interest in United            X
                States Trademarks and Patents among APQ Ltd; APW
                North America and Royal Bank of Scotland, PLC
--------------------------------------------------------------------------------
4.22            Form of Pledge Agreement among APW Ltd; APW North            X
                America Inc, APW Holding Demark APS and Royal Bank
                of Scotland, PLC
--------------------------------------------------------------------------------
99.1            APW Ltd. Press Release dated May                             X
                16, 2001
--------------------------------------------------------------------------------


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